Investments - Credit loss impairments on fixed income securities (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
OTTI related to credit losses recognized in earnings
Balance, beginning of period	$ 268,708	$ 333,379
Credit loss impairment recognized in the current period on securities not previously impaired	806	13,000
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(92,167)	(114,056)
Credit loss impairments previously recognized on securities impaired to fair value during the period	0	(271)
Additional credit loss impairments recognized in the current period on securities previously impaired	11,182	52,869
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(13,724)	(16,213)
Balance, end of period	$ 174,805	$ 268,708